Consolidated Statements of Operations (Parenthetical) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Net income attributable to IDR holders	$ 19,700	$ 15,200	$ 18,300
Ship Management Fees | Golar LNG Limited
Related party ship management fee recharges	(6,466)	(7,577)	(7,746)
Management and Administrative Service Fees | Golar LNG Limited
Related party management and administrative fee recharges	$ (4,251)	$ (2,949)	$ (2,877)